EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q for the quarter ended December 31, 2020 of AMERCO (the “Company”), as filed with the Securities and Exchange Commission on February 3, 2021 (the “Report”), I, Edward J. Shoen, President and Chairman of the Board of the Company, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

AMERCO
a Nevada corporation

/s/ Edward J. Shoen

Edward J. Shoen
Date: February 3, 2021	President and Chairman of the Board